Exhibit 10.1

SANDERSON FARMS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT
This Second Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of June 14, 2018, among Sanderson Farms, Inc., a Mississippi corporation (the “Company”), the Banks party hereto, and BMO Harris Bank N.A., as Agent for the Banks (“Agent”).
PRELIMINARY STATEMENTS
A.    The Company, the Banks, and the Agent are parties to a Credit Agreement dated as of April 28, 2017, as previously amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.    The Company has requested that the Required Banks amend the Credit Agreement, and the Required Banks are willing to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	AMENDMENTS.
Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended to read as follows:
1.1.    Section 7.11(b)(ii) of the Credit Agreement shall be amended to read as follows:
(ii)    this construction of a Tyler, Texas chicken processing complex in excess of $250,000,000 during the term of this Agreement.

2.	CONDITIONS PRECEDENT.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
2.1.    The Company and the Required Banks shall have executed this Amendment.
2.2.    Each Guarantor Subsidiary shall have executed the Guarantors’ Acknowledgment attached hereto.

3.	REPRESENTATIONS AND WARRANTIES.

1056126/rlc

3.1.    Each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct.
3.2.    The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

4.	MISCELLANEOUS.
4.1.    Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
4.2.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.
[SIGNATURE PAGES TO FOLLOW]

This Amendment is entered into as of the date and year first above written.
SANDERSON FARMS, INC.
By /s/ D. Michael Cockrell
Its CFO and Treasurer
Accepted and agreed to as of the date and year first above written.
BMO HARRIS BANK N.A.,
as Agent and an L/C Issuer
By /s/ David J. Bechstein
Its Director

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

“LENDERS”
BMO HARRIS FINANCING, INC.
By /s/ David J. Bechstein
Its Director

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

AGFIRST FARM CREDIT BANK
By /s/ Matt Jeffords
Its Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

FARM CREDIT BANK OF TEXAS
By /s/ Alan Robinson
Its Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

FARM CREDIT SERVICES OF AMERICA, PCA
By /s/ Bruce Dean
Its Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

REGIONS BANK
By /s/ Jim Wild
Its Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

BANK OF THE WEST
By /s/ Trevor Svoboda
Its Director

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

FARM CREDIT MID-AMERICA, PCA
By /s/ Jay Carter
Its Vice President, Capital Markets

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

FCS COMMERCIAL FINANCE GROUP, FOR AGCOUNTRY FARM CREDIT SERVICES, PCA (SUCCESSOR BY MERGER TO UNITED FCS, PCA d/b/a FCS COMMERCIAL FINANCE GROUP)
By /s/ Jamey Grafing
Its Senior Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

NORTHWEST FARM CREDIT SERVICES, PCA
By /s/ Paul Hadley
Its Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

GREENSTONE FARM CREDIT SERVICES, ACA
By /s/ Curtis Flammini
Its Vice President of Capital Markets

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION
By /s/ Harry Brown
Its Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

TRUSTMARK NATIONAL BANK
By /s/ William H. Edwards
Its Senior Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

FARM CREDIT WEST, PCA
By /s/ Robert Stornetta
Its Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

BANKPLUS
By /s/ Jay Bourne
Its Senior Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

AMERICAN AGCREDIT, PCA
By /s/ Chris Levine
Its Vice President

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

COMPEER FINANCIAL (SUCCESSOR BY MERGER TO AGSTAR FINANCIAL SERVICES, PCA AND 1ST FARM CREDIT SERVICES, PCA)
By /s/ Lee Fuchs
Its Director, Capital Markets

Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

GUARANTORS’ ACKNOWLEDGMENT
The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of April 28, 2017 (the “Guaranty Agreement”), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company’s indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement, as amended by the foregoing Amendment, and the Notes are and shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.
Dated as of June 14, 2018.
SANDERSON FARMS, INC. (FOODS DIVISION)
By /s/ D. Michael Cockrell
Its CFO and Treasurer
SANDERSON FARMS, INC. (PRODUCTION DIVISION)
By /s/ D. Michael Cockrell
Its CFO and Treasurer
SANDERSON FARMS, INC. (PROCESSING DIVISION)
By /s/ D. Michael Cockrell
Its CFO and Treasurer